RULE 497(e)
33-54662

SUPPLEMENT DATED DECEMBER 15, 2008 TO

PROSPECTUSES DATED MAY 1, 2008

FOR

CORNERSTONE VUL III AND CORNERSTONE VUL IV

ISSUED BY

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND FUNDED THROUGH

PENN MUTUAL VARIABLE LIFE ACCOUNT I

THE PENN MUTUAL LIFE INSURANCE COMPANY

PHILADELPHIA, PA 19172

800-523-0650

IMPORTANT NOTICE

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE

READ IN CONJUNCTION WITH THE PROSPECTUSES.

A.  In the section captioned “Summary of the Benefits and Risks of the Policy” the following language replaces the paragraph captioned “Three Year No-Lapse Feature.”

Five Year No-Lapse Feature - Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

B.  In the section captioned “Summary of the Benefits and Risks of the Policy” the following language replaces the paragraph captioned “Lapse”.

Lapse - Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the five year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if the insured is alive.

C.  In the section captioned “What Payments Must I Make Under the Policy?” replace the last sentence in the sub-section captioned “Planned Premiums” with the following:

See Five Year No-Lapse Feature and Lapse and Reinstatement below.

D.  In the section captioned “What Payments Must I Make Under the Policy?” replace the sub-section captioned “Three Year No-Lapse Feature” with the following:

Five Year No-Lapse Feature

Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a) is the total premiums you have paid, less any partial surrenders you made; and

(b) is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

If you increase the specified amount of insurance under your Policy during the first five policy years, we will extend the five year no-lapse provision to five years after the effective date of the increase.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

The five year no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount. See What Is a Policy Loan? in this prospectus.

E.  In the section captioned “What Payments Must I Make Under the Policy?” replace the first sentence in the sub-section captioned “Lapse and Reinstatement” with the following:

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the five year no-lapse feature is not in effect, we will notify you how much premium you will need to pay to keep the Policy in force.

F.  In the section captioned “Can I Change Insurance Coverage Under the Policy?” replace the last sentence in the sub-section captioned “Changes in the Specified Amount of Insurance” with the following:

If you increase the specified amount within the first five policy years, the five year no-lapse period will be extended.